EXHIBIT 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of August 30, 2012 among The GEO Group, Inc., a Florida corporation (the “Borrower”), its Subsidiaries listed on the signature pages hereto, and BNP Paribas, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”) pursuant to authority granted to it by the Required Lenders.

The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of August 4, 2010 (as amended by Amendment No. 1 dated as of February 8, 2011, by Amendment No. 2 dated as of May 2, 2011 and as the same may be further modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,000,000,000.

The Borrower intends to indirectly acquire 100% of the partnership interests of Municipal Corrections Finance, L.P. (“MCF”) in a Permitted Acquisition (as a result of which MCF shall become a Restricted Subsidiary hereunder), and, in connection therewith, on or before the Business Day following the effective date of such Permitted Acquisition, the MCF Bonds shall be redeemed.

The Borrower has requested, and the Lenders party hereto have agreed, that the Credit Agreement be amended in certain respects on the terms and conditions hereof, and accordingly the parties hereto hereby agree as follows:

Section 1. Definitions; Section References. Except as otherwise defined in this Amendment No. 3 or as the context requires, terms defined in the Credit Agreement are used herein as defined therein, and references to Sections mean the respective Sections of the Credit Agreement.

Section 2. Amendments.

2.01. References Generally. References in the Loan Documents to the Credit Agreement (including in the Credit Agreement to the “Agreement”), shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a) Definitions.

(i) The following new defined terms shall be inserted into Section 1.01 in the appropriate alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of August 30, 2012.

“Amendment No. 3 Effective Date” means the date on which the amendments contemplated by Amendment No. 3 become effective.

“MCF” Indenture” means that certain Indenture dated as of August 1, 2001, between MCF, as Issuer, and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A., successor to The Chase Manhattan Bank, as Trustee and Securities Intermediary, as supplemented by that certain First Series Supplement thereto, dated as of August 1, 2001, under which MCF issued the MCF Bonds.

(ii) The following sentence shall be added at the end of the definition of the “Unrestricted Cash”:

“Notwithstanding the foregoing, from and after the consummation of the acquisition of the MCF by the Borrower, cash held by any trustee, collateral agent or paying agent under the MCF Indenture, and cash held in the MCF Escrow Account established pursuant to the MCF Escrow Agreement (as defined in the MCF Indenture), shall be deemed “Unrestricted Cash” to the extent such cash is to be applied to the redemption of the MCF Bonds in full on or before the Business Day following the acquisition of MCF by the Borrower or returned to MCF upon the full redemption of the MCF Bonds; provided that in computing any financial covenants hereunder, there shall be no double-counting of any such cash.”

(iii) The following sentence shall be added at the end of the definition of “EBITDA”:

“For avoidance of doubt, the Make-Whole Premium (as defined in the MCF Indenture) and expenses paid in respect of the redemption of the MCF Bonds shall be deemed a transaction expense related to the acquisition of MCF.”

(b) The first sentence of the second paragraph of Section 2.01(d) shall be amended to read as follows:

“Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be (A) $20,000,000 or a larger multiple of $1,000,000 or (B) any other amount consented to by the Administrative Agent and (ii) the aggregate principal amount of all Incremental Loan Commitments established after the Amendment No. 3 Effective Date plus the aggregate principal amount of all Revolving Credit Commitment Increases obtained after the Amendment No. 3 Effective Date shall not exceed $250,000,000.”

(c) Section 2.08(e)(i)(B) shall be amended to read as follows:

“(B) the aggregate principal amount of all Incremental Loan Commitments established after the Amendment No. 3 Effective Date plus the aggregate principal amount of all Revolving Credit Commitment Increases obtained after the Amendment No. 3 Effective Date shall not exceed $250,000,000;”

(d) Section 6.01 shall be amended by deleting “and” at the end of paragraph (j) thereof, replacing the period with “; and” at the end of paragraph (k) thereof and adding a new paragraph (l) thereto reading as follows:

“(l) Indebtedness evidenced by the MCF Bonds provided that the same will be redeemed in full on or before the Business Day following the acquisition of MCF.”

Amendment No. 3

(e) Section 6.05(c) shall be amended to read as follows:

“(c) if no Default shall have occurred and be continuing or would result therefrom, the Borrower may declare, pay and make Restricted Payments in an aggregate amount after the date hereof not exceeding the sum of (i) $50,000,000 after the Amendment No. 3 Effective Date plus (ii) the lesser of $50,000,000 or the sum of (x) the aggregate amount of Net Available Proceeds from Equity Issuances received by the Borrower after the Amendment No. 1 Effective Date not required to prepay Loans pursuant to Section 2.10 hereof and not used for any other purpose plus (y) 50% of the aggregate value of all capital stock issued by the Borrower after the Amendment No. 1 Effective Date as consideration for Permitted Acquisitions;”

(f) Section 6.05(d)(iii) shall be amended to read as follows:

“(iii) the Pro Forma Senior Secured Leverage Ratio on the date of such Restricted Payment shall not exceed 2.75 to 1.00.”

(g) The proviso in Section 7.01(g) shall be amended to read as follows:

“provided that this clause (g) shall not apply to (i) Indebtedness that becomes due as a result of (x) the voluntary sale or transfer of property or assets or any casualty in respect of property or assets or (y) the furnishing of a notice of redemption or prepayment of such Indebtedness in connection with a refinancing or replacement thereof permitted by Section 6.01 or Section 6.13 or (ii) the MCF Bonds, if the MCF Bonds are redeemed in full on or before the Business Day following the acquisition of MCF by the Borrower.”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, that: (a) the representations and warranties set forth in Article III (as hereby amended) of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 3 and (b) no Default has occurred and is continuing. All references herein to “the date hereof” mean references to the date of the Credit Agreement.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective on the date that each of the following conditions shall have been satisfied:

(a) Each Lender which has provided its consent to the Amendment No. 3 shall have received an amendment work fee equal to 3 basis points of the sum of such Lender’s total Revolving Credit Exposure, outstanding Term Loans, outstanding Incremental Loans and unused Commitments (without giving effect to the Series A-3 Incremental Loan Agreement to be entered on or about the date hereof).

(b) the Administrative Agent shall have received counterparts of this Amendment No. 3 executed by the Borrower, the Guarantors and the Administrative Agent, pursuant to authority granted to it by the Required Lenders; and

Amendment No. 3

(c) the Administrative Agent shall be satisfied that, immediately after giving effect to such amendments, new Incremental Loan Commitments shall become effective under Section 2.01(d) in an aggregate amount equal to $100,000,000 and the Borrower shall borrow Incremental Loans and Revolving Credit Loans in an aggregate principal amount of not less than $100,000,000.

Section 5. Security Documents. The Borrower and the Guarantors hereby ratify and confirm their respective obligations, and the Liens respectively granted by them, under the Loan Documents.

Section 6. Miscellaneous. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC., as Borrower

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: Sr. VP & CFO

Amendment No. 3

GUARANTORS: CORRECTIONAL SERVICES CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & Treasurer

Amendment No. 3

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Amendment No. 3

CPT LIMITED PARTNER, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Amendment No. 3

CPT OPERATING PARTNERSHIP L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Amendment No. 3

GEO ACQUISITION II, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Amendment No. 3

GEO CARE, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: Treasurer

Amendment No. 3

GEO HOLDINGS I, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Amendment No. 3

GEO RE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: SVP & Treasurer

Amendment No. 3

GEO TRANSPORT, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & Treasurer

Amendment No. 3

GEO CARE OF SOUTH CAROLINA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP and Treasurer

Amendment No. 3

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Amendment No. 3

CORNELL COMPANIES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CCG I CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL ABRAXAS GROUP, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL CORRECTIONS MANAGEMENT, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL CORRECTIONS OF ALASKA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL CORRECTIONS OF CALIFORNIA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORNELL INTERVENTIONS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

CORRECTIONAL SYSTEMS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

WBP LEASING, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

WBP LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Amendment No. 3

BII HOLDING CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Amendment No. 3

BII HOLDING I CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Amendment No. 3

BEHAVIORAL HOLDING CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Amendment No. 3

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Amendment No. 3

B.I. INCORPORATED

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Amendment No. 3

BNP PARIBAS, as Administrative Agent

By:	/s/ James Goodall
Name: James Goodall Title: Managing Director

By:	/s/ Brendan Heneghan
Name: Brendan Heneghan Title: Vice President

Amendment No. 3